SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

        Date of report (date of earliest event reported): March 31, 2004



                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



            33-20432                                 75-2228828
      (Commission File Number)            (IRS Employer Identification No.)


                  401 State Route 24, Chester, New Jersey 07930
               (Address of principal executive offices) (Zip Code)


                                 (908) 879-2722
                             (Registrant's telephone
                                     number)



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.           Other Events.

            On March 31, 2004, the Registrant issued the press release attached as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits

            (c)   Exhibits

            99.1  Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MAGNITUDE INFORMATION SYSTEMS, INC.


Dated:  March 31, 2004                  By: /s/ Joerg H. Klaube
                                            ----------------------------
                                                Joerg H. Klaube
                                                Chief Financial Officer